UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 29, 2024

Logiq, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Victoria Street Bugis Junction
#15-01/08,
Singapore
 188024
(Address of Principal Executive Offices)

+65 9366 2322
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.02(a)  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 29, 2024, the Board of Directors (the “Board”) of Logiq, Inc. (the “Company”) concluded, after discussion with the Company’s management, that the Company’s previously issued audited financial statements as of December 31, 2022, as well as the unaudited interim financial statements for the first three quarterly periods of the year ended December 31, 2023, (together, the “Affected Periods”) should be restated and accordingly, should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results for the Affected Periods should no longer be relied upon.

On January 27, 2022, GoLogiq, Inc. (then named Lovarra)(“GoLogiq”) acquired the AppLogiq/Createapp business from the Company, and GoLogiq accounted for it as a business combination.  As GoLogiq was a nonoperating public shell corporation at that time, and despite having some intellectual property and a business plan, was not producing any outputs nor generating business revenue and, therefore, did not meet the definition of a business.   Thus, GoLogiq determined that the transaction should not be considered a business combination.  Instead, this type of transaction is considered to be a capital transaction of the legal a cquiree and is equivalent to the issuance of shares by the private entity for the net monetary assets of the public shell corporation (Lovarra) accompanied by a recapitalization.

Subsequent to the filing of the periodic reports for the Affected Periods, the Company determined that it had not properly valued intangible assets associated with the former wholly owned subsidiary of the Company, GoLogiq, and improperly treated the reverse acquisition of CreateApp business on January 27, 2022 within the reporting of subsequent events.  The Company will now reflect the effects of the restatement by GoLogiq in
its financial statements for the Affected Periods, and the Company will reverse its impairment loss for CreateApp in its December 31, 2022 financial statements

The Board has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with its current auditor Centurion ZD CPA & Co., the Company’s independent registered public accounting firm, to conduct a re-audit of the affected financial statements.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Logiq, Inc.

Date: April 29, 2024	By:	/s/ Brent Suen
		Name:	Brent Suen
		Title:	Chief Executive Officer

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